UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2005

ISTA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31255	33-0511729
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15295 Alton Parkway, Irvine CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 788-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 25, 2005, the Board of Directors of ISTA Pharmaceuticals, Inc., a Delaware corporation (“ISTA”), upon recommendation of the Board’s Compensation Committee, amended and restated ISTA’s 2004 Performance Incentive Plan by adopting and approving the First Amendment and Restatement of the 2004 Performance Incentive Plan. The First Amendment and Restatement of the 2004 Performance Incentive Plan amends the 2004 Performance Incentive Plan by eliminating stock appreciation rights, performance units and certain share replenishment features, providing that all stock options, including non-qualified stock options, are to be granted with an exercise price of no less than fair market value of the shares underlying such options at the time of grant, aggregating performance shares and restricted shares awards under the same maximum plan limit and adjusting the individual maximum annual grant limits for such awards, and revising the “change in control” definition to apply to any liquidation, dissolution, asset sale, or merger or stock sale when there is a change in ownership of more than 50% voting power of the company. ISTA’s Board of Directors, upon recommendation of the Board’s Compensation Committee, also amended and restated ISTA’s forms of Stock Option Agreement and Restricted Stock Purchase Agreement under the 2004 Performance Incentive Plan generally to conform to the First Amendment and Restatement of the 2004 Performance Incentive Plan. The summary above is qualified in its entirety by reference to the full text of the First Amendment and Restatement of the 2004 Performance Incentive Plan and the forms of Stock Option Agreement and Restricted Stock Purchase Agreement under the 2004 Performance Incentive Plan which are attached hereto as Exhibits 10.1, 10.2, 10.3, respectively.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 25, 2005, the Board of Directors of ISTA, upon recommendation of the Board’s Nominating and Corporate Governance Committee, adopted and approved amendments to ISTA’s Amended and Restated Bylaws (the “Bylaws”) to change the name of the Board’s Nominating Committee to the “Nominating and Corporate Governance Committee” and to delete the Bylaws’ provision which provided that the corporation may lend money to, or guarantee any obligation of, an officer or other employee of the corporation. The summary above is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws of ISTA which is attached hereto as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of ISTA Pharmaceuticals, Inc.

10.1	First Amendment and Restatement of the 2004 Performance Incentive Plan

10.2	Form of Stock Option Agreement under the 2004 Performance Incentive Plan

10.3	Form of Restricted Stock Purchase Agreement under the 2004 Performance Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISTA PHARMACEUTICALS, INC.

August 31, 2005	By:	/s/ Lauren P. Silvernail
Lauren P. Silvernail
Chief Financial Officer, Chief Accounting Officer & Vice President, Corporate Development

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws of ISTA Pharmaceuticals, Inc.

10.1	First Amendment and Restatement of the 2004 Performance Incentive Plan

10.2	Form of Stock Option Agreement under the 2004 Performance Incentive Plan

10.3	Form of Restricted Stock Purchase Agreement under the 2004 Performance Incentive Plan